                                                                    EXHIBIT 10.8

                   THIRTY-EIGHTH SUPPLEMENTAL TRUST AGREEMENT

                                  Pertaining to

                                  STATE OF OHIO

               $8,100,000 STATE ECONOMIC DEVELOPMENT REVENUE BONDS
                           (OHIO ENTERPRISE BOND FUND)
                                  SERIES 1993-5
                         (FOREMOST MGMT., INC. PROJECT)
                                 (TAXABLE BONDS)

         This Thirty-Eighth Supplemental Trust Agreement, dated as of September 1, 1993 (the "Supplement Number 38") by and between the STATE OF OHIO (the "State"), and THE PROVIDENT BANK, a bank organized and existing under and by virtue of the laws of the State and authorized to exercise corporate trust powers in the State, with its principal place of business located in Cincinnati, Ohio (the "Trustee"), as trustee under the Trust Agreement, dated as of April 1, 1988 (the "Trust Agreement"), between the State and the Trustee.

                                   WITNESSETH:

         WHEREAS, the State, pursuant to direction of the Director of Development of the State under Section 166.09 of the Revised Code and the General Bond Order of the Treasurer of the State (the "Treasurer") dated April 11, 1988, entered into the Trust Agreement providing for the issuance from time to time of State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) (the "Bonds"), with each issue of Bonds to be authorized by a Series Bond Order of the Treasurer which Series Bond Order shall authorize a Supplemental Trust Agreement, supplementing the Trust Agreement, pertaining to that issue of Bonds; and

         WHEREAS, pursuant to the certification of the Director of Development of the State under Section 166.08(B) of the Revised Code, the Treasurer issued Series Bond Order No. R5-93 dated September 1, 1993 providing for the issuance and sale of $8,100,000 State of Ohio State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund), Series 1993-5 (Foremost Mgmt., Inc. Project) (Taxable Bonds) (the "Series 1993-5 Bonds") and this Supplement Number 38, which Series Bond Order No. R5-93 is incorporated herein, constitutes an integral part of this Supplement Number 38 and provides in its entirety as follows:

                                  STATE OF OHIO
                    STATE ECONOMIC DEVELOPMENT REVENUE BONDS
                           (OHIO ENTERPRISE BOND FUND)

                           SERIES BOND ORDER NO. R5-93

                  Providing for the authorization, issuance and sale of $8,100,000 State of Ohio State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund), Series 1993-5 (Foremost Mgmt., Inc. Project) (Taxable Bonds), pursuant to the Trust Agreement dated as of April 1, 1988.

         WHEREAS, the Treasurer of State of the State of Ohio (the "Treasurer"), by the General Bond Order dated April 11, 1988 and included in a Trust Agreement, dated as of April 1, 1988 (the "Trust Agreement"), between the State of Ohio (the "State") and The Provident Bank, as trustee (the "Trustee"), has provided for the issuance from time to time of State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) of the State, with each issue of Bonds to be authorized by a Series Bond Order of the Treasurer pursuant to the General Bond Order;

         WHEREAS, the General Bond Order was issued and the Trust Agreement was entered into by the Treasurer pursuant to Chapter 166 of the Revised Code (the "Act") enacted under authority of the Constitution of Ohio, particularly Section 13 of Article VIII thereof, which authorizes the Treasurer to issue obligations of the State as from time to time authorized by the General Assembly or otherwise required or permitted by the Act to provide moneys for the Facilities Establishment Fund, including authorized transfers from that Fund, and for funding reserves, as provided in the Act and this Order; and

         WHEREAS, the Director of Development of the State has certified to the Treasurer, pursuant to Section 166.08 (B) of the Revised Code, the need for the sum of $8,100,000 to be allocated as provided in Section 7 of this Order; and

         WHEREAS, pursuant to the foregoing and for the purposes stated in
Section 4 of this Order, the Treasurer has determined to issue $8,100,000 principal amount of Bonds and to provide the security and source of payment therefor by this Order;

         NOW, THEREFORE, THE TREASURER OF STATE OF THE STATE OF OHIO HEREBY ORDERS as follows:

         Section 1. Definitions and Interpretations. Where used in this Order, and in addition to words and terms defined elsewhere in this Order and in the General Bond Order the following terms shall have the following meanings:

         "Called Principal" means, with respect to any Series 1993-5 Bond, the principal of such Series 1993-5 Bond that is to be redeemed at the option of the State.

         "Collateral Proceeds Account" means the Series 1993-5 Collateral Proceeds Account, created pursuant to the General Bond Order and Section 7 of this Order, in the Economic Development Bond Service Fund.

         "Company" means Foremost Mgmt., Inc., a corporation organized under the laws of the State of Ohio.

         "Discounted Value" means, with respect to the Called Principal of any Series 1993-5 Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to the Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and, at a discount factor (applied on a quarterly basis) equal to the Reinvestment Yield with respect to such Called Principal.

         "Financing Agreement" means the Lease, dated as of September 1993 between the Director of Development of the State and the Company, as from time to time amended.

         "Issuance Expense Account" means the Series 1993-5 Issuance Expense Account created in Section 7 of this Order.

         "Original Purchaser" means, as to the Series 1993-5 Bonds, Union Central Life Insurance Co., Manhattan Life Insurance Co. and Ohio National Life Insurance Co.

         "Placement Agent" means, as to the Series 1993-5 Bonds, The Ohio
Company.

         "Private Placement Agreement" means the Private Placement Agreement among the State, the Company and the Placement Agent providing for the private placement of the Series 1993-5 Bonds by the Placement Agent.

         "Primary Reserve Account" means the Series 1993-5 Primary Reserve Account, created pursuant to the General Bond Order and Section 7 of this Order, in the Economic Development Bond Service Fund.

         "Project" means the Project Facilities and the Project Site, which together constitute an Eligible Project.

         "Project Facilities" means the improvements to the Project Site described on Exhibit B attached to the Financing Agreement.

         "Project Site" means that real property described on Exhibit A attached to the Financing Agreement.

         "Project Fund" means the Series 1993-5 Project Fund, established pursuant to Section 8 of this Order.

         "Reinvestment Yield" shall mean, with respect to the Called Principal of any Series 1993- 5 Bond, the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest date for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

         "Remaining Average Life" shall mean, with respect to the Called Principal of any Series 1993-5 Bond, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into
(ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Series 1993-5 Bond, all payments of such principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "Series 1993-5 Bonds" means the Bonds authorized by this Order.

         "Settlement Date" means with respect to the Called Principal of any Series 1993-5 Bond, the date on which such Called Principal is to be redeemed at the option of the State.

         "Supplement Number 38" means the Thirty-Eighth Supplemental Trust Agreement, dated as of September 1, 1993, between the Treasurer and the Trustee, of which this Order is a part.

         "Yield-Maintenance Premium" shall mean, with respect to any Series 1993-5 Bond, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Series 1993-5 Bond over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. If the State and the owner of any Series 1993-5 Bond shall, prior to the Settlement Date, designate in writing a lesser premium from that calculated as set forth in the preceding sentence, the premium so designated shall be payable on the Settlement Date in lieu of the Yield-Maintenance Premium as described in the preceding sentence with respect to such Series 1993-5 Bond.

         Unless the context or use clearly indicates another or different meaning or intent, all words and terms defined in and all interpretations provided in Section 1 of the General Bond Order shall have the same meanings and be subject to the same interpretations as therein provided, except that this Order is referred to herein as "this Order" and may be known as "Series Bond Order No. R5-93", and the terms "hereof", "herein", "hereby it, "hereto " and "hereunder", and similar terms, mean this Order.

         Section 2. Authority. This Order is issued pursuant to the General Bond Order, the Trust Agreement and the Act.

         Section 3. Findings. The Treasurer finds that the conditions stated in numbered subparagraphs (1), (2), and (4) of Subsection 3(a) of the General Bond Order are or will be satisfied at the time of authentication of the Series 1993-5 Bonds. The Treasurer or an Authorized Officer shall confirm these findings by a certificate in form satisfactory to and to be filed with the Trustee prior to the authentication of the Series 1993-5 Bonds, and the Treasurer or that Authorized Officer may provide such other evidence with respect thereto as the Trustee may reasonably request.

         Section 4. Authorization, Designation and Purposes of Series 1993-5 Bonds. It is necessary to and the State shall issue, sell and deliver, as provided in this Order, $8,100,000 principal amount of bonds of the State, which shall be designated "State of Ohio State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund), Series 1993-5 (Foremost Mgmt., Inc. Project) (Taxable Bonds)", for the purpose of paying a portion of the costs or acquiring and installing the Project Equipment constituting the Project, make a deposit to the Primary Reserve Account and paying certain costs of issuance of the Series 1993-5 Bonds.

         Section 5. Terms and Provisions Applicable to Series 1993-5 Bonds. The Series 1993-5 Bonds shall be initially issued in fully registered form and substantially in the form set forth in Supplement Number 33. The Series 1993-5 Bonds shall be numbered in such manner so as to distinguish each Series 1993-5 Bond from any other Series 1993-5 Bond and shall be in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof requested by the bondholder.

         Each Series 1993-5 Bond shall be dated as of the interest payment date next preceding the date of its authentication, unless authenticated on an interest payment date in which case it shall be dated as of the date of authentication; provided that if at the time of authentication of any Series 1993-5 Bond interest is in default thereon, such Series 1993-5 Bond shall be dated as of the date to which interest has been paid; and provided, further, that Series 1993-5 Bonds authenticated prior to September 1, 1993 shall be dated the first date that the Series 1993-5 Bonds are delivered to the original purchasers thereof against payment therefor, Interest shall be paid based upon a year of twelve 30 day months.

         The Series 1993-5 Bonds shall bear interest from their respective dates, payable quarterly on March 1, June 1, September 1 and December 1 of each year, beginning September 1, 1993, at the rate of 7.54% per annum and shall mature on June 1, 2013.

         The Series 1993-5 Bonds are subject to redemption at the option of the State, but if the Company is not in default under the Financing Agreement, only at the direction of the Company, prior to maturity on any Interest Payment Date after September 1, 1993, in whole at a redemption price equal to the sum of the principal amount of Series 1993-5 Bonds redeemed plus the Yield-Maintenance Premium plus accrued interest to the redemption date.

         The Series 1993-5 Bonds are subject to mandatory redemption by the State at a redemption price equal to 100% of the principal amount redeemed plus accrued interest to the date of redemption on the dates and in the principal amounts set forth below:

               Date                                        Amount
               ----                                        ------
          September 1, 1994                              $45,000.00
          December 1, 1994                               $45,000.00
          March 1, 1995                                  $50,000.00
          June 1, 1995                                   $50,000.00
          September 1, 1995                              $50,000.00
          December 1, 1995                               $50,000.00
          March 1, 1996                                  $50,000.00
          June 1, 1996                                   $55,000.00
          September 1, 1996                              $55,000.00
          December 1, 1996                               $55,000.00
          March 1, 1997                                  $55,000.00
          June 1, 1997                                   $60,000.00
          September 1, 1997                              $60,000.00
          December 1, 1997                               $60,000.00
          March 1, 1998                                  $60,000.00
          June 1, 1998                                   $60,000.00
          September 1, 1998                              $65,000.00
          December 1, 1998                               $65,000.00

          March 1, 1999                                  $65,000.00
          June 1, 1999                                   $65,000.00
          September 1, 1999                              $70,000.00
          December 1, 1999                               $70,000.00
          March 1, 2000                                  $70,000.00
          June 1, 2000                                   $75,000.00
          September 1, 2000                              $75,000.00
          December 1, 2000                               $75,000.00
          March 1, 2001                                  $80,000.00
          June 1, 2001                                   $80,000.00
          September 1, 2001                              $80,000.00
          December 1, 2001                               $80,000.00
          March 1, 2002                                  $85,000.00
          June 1, 2002                                   $85,000.00
          September 1, 2002                              $85,000.00
          December 1, 2002                               $90,000.00
          March 1, 2003                                  $90,000.00
          June 1, 2003                                   $95,000.00
          September 1, 2003                              $95,000.00
          December 1, 2003                               $95,000.00
          March 1, 2004                                 $100,000.00
          June 1, 2004                                  $100,000.00
          September 1, 2004                             $100,000.00
          December 1, 2004                              $105,000.00
          March 1, 2005                                 $105,000.00
          June 1, 2005                                  $110,000.00
          September 1, 2005                             $110,000.00
          December 1, 2005                              $115,000.00
          March 1, 2006                                 $115,000.00
          June 1, 2006                                  $115,000.00
          September 1, 2006                             $120,000.00
          December 1, 2006                              $120,000.00
          March 1, 2007                                 $125,000.00
          June 1, 2007                                  $125,000.00
          September 1, 2007                             $130,000.00
          December 1, 2007                              $130,000.00
          March 1, 2008                                 $135,000.00
          June 1, 2008                                  $135,000.00
          September 1, 2008                             $140,000.00
          December 1, 2008                              $145,000.00
          March 1, 2009                                 $145,000.00
          June 1, 2009                                  $150,000.00
          September 1, 2009                             $150,000.00

          December 1, 2009                              $155,000.00
          March 1, 2010                                 $160,000.00
          June 1, 2010                                  $160,000.00
          September 1, 2010                             $165,000.00
          December 1, 2010                              $170,000.00
          March 1, 2011                                 $170,000.00
          June 1, 2011                                  $175,000.00
          September 1, 2011                             $180,000.00
          December 1, 2011                              $180,000.00
          March 1, 2012                                 $185,000.00
          June 1, 2012                                  $190,000.00
          September 1, 2012                             $190,000.00
          December 1, 2012                              $195,000.00
          March 1, 2013                                 $200,000.00

Unless otherwise retired prior to maturity, the remaining principal amount of Series 1993-5 Bonds ($205,000.00), will be payable at their maturity on June 1, 2013.

         The State shall have the option to deliver to the Trustee for cancellation Series 1993-5 Bonds in any aggregate principal amount and receive a credit against the then current applicable mandatory redemption requirement as set forth above for the Series 1993-5 Bonds. A credit shall also be received for any Series 1993-5 Bonds which prior thereto have been redeemed (other than through the operation of the mandatory redemption requirements) or purchased for cancellation and canceled pursuant to Section 2.06 of the Trust Agreement and not theretofore applied as a credit against any mandatory redemption requirement for the Series 1993-5 Bonds. Each Series 1993-5 Bond so delivered, or previously redeemed or canceled, shall be credited by the Trustee at 100% of its principal amount against the applicable mandatory redemption requirement on that mandatory redemption date, the principal amount of the Series 1993-5 Bonds to be redeemed by operation of the mandatory redemption requirements on that date shall be accordingly reduced, and any excess of that amount may be credited against future applicable mandatory redemption requirements. The Treasurer will on or before the 45th day preceding each mandatory redemption date furnish the Trustee with a certificate, signed by the Treasurer or an Authorized Officer, stating the extent of the credit to be applied with respect to the applicable mandatory redemption requirement of that payment date. If that certificate is not timely furnished to the Trustee, the applicable mandatory redemption requirement shall not be reduced.

         If fewer than all of the outstanding Series 1993-5 Bonds are called for optional or mandatory redemption at one time, the selection of the Series 1993-5 Bonds (including portions thereof) to be called for redemption shall be made in the manner provided in Section 3.03 of the Trust Agreement, provided that any such redemption shall be made pro rata among the holders of the outstanding Series 1993-5 Bonds, based on the principal amount of outstanding Series 1993-5 Bonds held by each holder; provided, that the principal amount to be redeemed from each such holder shall be rounded, in a manner that the Trustee considers fair and appropriate, to the nearest whole multiple of $5,000. Notice of call for redemption of Series 1993-5 Bonds shall be given in the manner provided in Section 5(d) of the General Bond Order.

         Principal of and redemption premium on the Series 1993-5 Bonds when due shall be payable to the registered owners, as provided in Section 5(e) of the General Bond Order, upon presentation and surrender thereof, at the office of the Trustee. Interest on the Series 1993-5 Bonds when due shall be payable, except as otherwise provided in Section 5(e) of the General Bond Order, to the registered owners by check or draft mailed by the Trustee as provided in Section 5(e) of the General Bond Order.

         The Trustee may enter into an agreement with the registered owner of a Series 1993-5 Bond providing for making all payments to that owner of principal and interest on that Series 1993-5 Bond or any portion thereof (other than any payment of the entire unpaid principal amount thereof) at a place and in a manner (including wire transfer of federal funds) other than as provided above in this Section 5, without prior presentation or surrender of the Series 19935 Bond, upon any conditions which shall be satisfactory to the Trustee and the Treasurer. That payment in any event shall be made to the person who is the registered owner of that Series 1993-5 Bond on the date that principal is due, or, with respect to the payment of interest, as of the applicable date agreed upon as the case may be. The Trustee will furnish a copy of each of those agreements, certified to be correct by the Trustee, to other Paying Agents for the Series 1993-5 Bonds and to the Treasurer. Any payment of principal or interest pursuant to such an agreement shall constitute payment thereof pursuant to, and for all purposes of, this Order.

         The Series 1993-5 Bonds shall be executed and authenticated by the persons and in the manner provided in the Trust Agreement.

         The Series 1993-5 Bonds shall express on their face that they have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and that the Series 1993-5 Bonds may not be sold, transferred, pledged or hypothecated unless and until the Treasurer has received an opinion of legal counsel satisfactory to the Treasurer that such sale, transfer, pledge or hypothecation is in compliance with all applicable federal and state securities laws. Any such opinions shall be furnished to the Treasurer, with a copy to the Trustee, at the expense of the transferor Bondholder.

         Section 6. Sale of Series 1993-5 Bonds. The Series 1993-5 Bonds shall be sold pursuant to the terms of the Private Placement Agreement, which is hereby approved in all respects. The Private Placement Agreement shall be substantially in the form now on file with the Treasurer, together with such changes and insertions therein as may be approved by the Treasurer in executing the Private Placement Agreement with that execution being conclusive evidence of that approval. The State hereby ratifies the use of the Preliminary Private Placement Memorandum and consents to the use of the Private Placement Memorandum, each as identified in the Private Placement Agreement, in connection with the initial sale of the Series 1993-5

Bonds. The forms of the Preliminary Private Placement Memorandum and the Private Placement Memorandum are hereby approved.

         Section 7. Allocation of Proceeds of Series 1993-5 Bonds; Creation of Accounts. The proceeds from the sale of the Series 1993-5 Bonds, including any premium and accrued interest, shall be received and receipted by the Treasurer, and shall be allocated, deposited and credited as follows:

                  (i) To the Debt Service Account, accrued interest and any premium received on the sale of the Series 1993-5 Bonds;

                  (ii) To the Issuance Expense Account, the sum of $195,000;

                  (iii) To the Primary Reserve Account, the sum of $810,000 (the "Original Deposit"); and

                  (iv) To the Program Transfer Account, the balance of the proceeds.

         There is hereby created as a separate deposit account in the custody of the Trustee the Series 1993-5 Issuance Expense Account. Moneys in the Issuance Expense Account shall be disbursed by the Trustee, upon the written direction of the Director of Development, for payment of issuance expenses incurred in connection with the issuance of the Series 1993-5 Bonds, including, but not limited to, the fees of the Original Purchasers,-the acceptance fee of the Trustee, the fees and disbursements of bond counsel, Placement Agent's counsel, printing fees and rating agency fees. On October 1, 1993, the Trustee shall transfer any balance remaining in the Issuance Expense Account to the Project Fund. Moneys in the Issuance Expense Account may be invested and reinvested by the Trustee, at the direction of the Treasurer, in Eligible Investments, and the earnings from any such investments shall be credited to the Project Fund.

         In accordance with Section 7 of the General Bond Order, there are hereby created as separate deposit accounts in the custody of the Trustee the Series 1993-5 Primary Reserve Account (the "Primary Reserve Account") and the Series 1993-5 Collateral Proceeds Account (the "Collateral Proceeds Account"). Moneys in the Primary Reserve Account shall be invested and disbursed in accordance with the provisions of the General Bond Order. Moneys in the Collateral Proceeds Account shall be invested and disbursed in accordance with the provisions of the Financing Agreement and the General Bond Order.

         Section 8. Project Fund. In accordance with Section 16 of the General Bond Order, there is hereby created as a separate deposit account in the custody of the Trustee the Series 1993-5 Project Fund (the "Project Fund"). Promptly after the deposit of Series 1993-5 Bonds proceeds in the Program Transfer Account in accordance with Section 7 of this Order, an amount of money equal to the amount so deposited shall be transferred from the Program Transfer Account to the Project Fund. Moneys in the Project Fund shall be invested and disbursed by the Trustee in accordance with the provisions of the Financing, Agreement. Funds loaned to the Company pursuant to that certain Loan Agreement dated September 21, 1993 by and between the Director and the Company may be deposited in the Project Fund.

         Section 9. Payments to Debt Service Account. The Treasurer hereby acknowledges and confirms its agreement, pursuant to Section 14 of the General Bond Order, to pay to the Trustee for deposit in the Debt Service Account at the times set forth in said section, but only from the sources described in said Section and only to the extent that such moneys are available from such sources, moneys, which together with other moneys held by the Trustee and available for such purpose, will be sufficient to permit the Trustee to pay the Debt Service Charges on the Series 1993-5 Bonds.

         Section 10. Supplement Number 38. The Treasurer shall in connection with the issuance of the Series 1993-5 Bonds execute and deliver to the Trustee, in the name of and on behalf of the State, Supplement Number 38 pursuant to the Trust Agreement and containing provisions as permitted by the Act and the Trust Agreement and approved by the Treasurer. Approval by the Treasurer shall be conclusively evidenced by the execution of Supplement Number 38 by the Treasurer.

         Section 11. Taxes. The State does not represent or intend that interest on the Series 1993-5 Bonds will be excluded from gross income for purposes of federal income taxation. However, as provided in Section 166.08(T) of the Act, the Series 1993-5 Bonds, the transfer thereof, and the income therefrom, including any profit made on the sale thereof, shall at all times be free from taxation within the State.

         Section 12. General. The appropriate officers of the State will do all things necessary and proper to implement and carry out the orders and agreements set forth in or approved in the General Bond Order and this Order, for the proper fulfillment of the purposes thereof. The Treasurer shall furnish to the Original Purchasers a true certified transcript of all proceedings had with reference to the authorization and issuance of the Series 1993-5 Bonds along with other information as is necessary or proper with respect to the Series 1993-5 Bonds.

Order dated: September 1, 1993         /s/ Marry Ellen Withrow
                                       -------------------------------
                                       Mary Ellen Withrow
                                       Treasurer of State
and

         WHEREAS, the text of the Series 1993-5 Bonds, the form of assignment to be printed thereon, the certificate of authentication to be endorsed thereon and other provisions to be included therein are to be substantially in the following forms with appropriate omissions, additions, insertions and variations as in the Trust Agreement provided or permitted or as requested by the Trustee or Authenticating Agent:

                                    BOND FORM

                          [Form of Series 1993-5 Bond]

REGISTERED NO.                                               REGISTERED
                                                             $

            THIS SERIES 1993-5 BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS BOND SERIES 1993-5 MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THE TREASURER OF STATE OF THE STATE OF OHIO HAS RECEIVED AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE TREASURER OF STATE THAT SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                            United States of America

                                  State of Ohio

       State Economic Development Revenue Bond (Ohio Enterprise Bond Fund)
                                  Series 1993-5
                         (Foremost Mgmt., Inc. Project)
                                 (Taxable Bond)

Interest Rate Per Annum           Maturity Date               Dated Date
7.54%                             June 1, 2013             September 21, 1993

Registered Owner:
Principal Amount:                                             DOLLARS

         THE STATE OF OHIO (the "State"), for value received, promises to pay to the Registered Owner named above, or registered assigns, but, solely from the sources and in the manner hereinafter referred to, the principal amount stated above on the Maturity Date stated above (subject to applicable provisions for prior redemption in whole or in part described herein) and interest thereon from the Dated Date stated above until the principal amount is paid or provided for at the Interest Rate stated above on March 1, June 1, September I and December I of each year, commencing December 1, 1993 (the "Interest Payment Dates"). Interest will be based upon a year of twelve 30-day months.

         Principal, interest and any redemption premium ("Debt Service Charges") are payable in lawful money of the United States of America, without deduction for the services of any paying agent, to the person in whose name this Series 1993-5 Bond (or, if applicable, one or more predecessor Series 1993-5 Bonds) is registered on the applicable record date (the "owner") on the Register maintained by the Trustee as Bond Registrar. Principal and any redemption premium are payable upon presentation and surrender of this Bond at the principal corporate trust office of the Trustee, at present The Provident Bank, Cincinnati, Ohio (the "Trustee"). Interest payable on each Interest Payment Date is payable by check or draft mailed by the Trustee to the owner of this Series 1993-5 Bond (or one or more predecessor Series 1993-5 Bonds) as shown on the Register at the close of business on the 15th day of the calendar month next preceding that Interest Payment Date (the "Regular Record Date"), at the address appearing thereon. The Trust Agreement contains provisions for a Special Record Date in any case of interest not timely paid or provided for by the State.

         DEBT SERVICE CHARGES ARE PAYABLE SOLELY FROM AND THAT PAYMENT IS SECURED BY A PRIOR PLEDGE OF THE DEBT SERVICE ACCOUNT AND THE PLEDGED RECEIPTS AS DEFINED IN AND TO THE EXTENT AND IN THE MANNER PROVIDED IN THE TRUST AGREEMENT. THE RIGHT OF OWNERS OF THE SERIES 1993-5 BONDS TO PAYMENT OF DEBT SERVICE CHARGES SHALL BE LIMITED TO THOSE PLEDGED RECEIPTS, AND THOSE OWNERS SHALL HAVE NO RIGHT TO HAVE MONEYS RAISED BY TAXATION OBLIGATED OR PLEDGED FOR THE PAYMENT OF DEBT SERVICE CHARGES.

         This Series 1993-5 Bond is one of the State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) (collectively, the "Bonds") authorized and from time to time to be authorized in various series under and pursuant to
Section 13 of Article VIII of the Ohio Constitution, Chapter 166 of the Ohio Revised Code (the "Act"), the General Bond Order issued by the Treasurer of State of the State of Ohio (the "Treasurer") on April 11, 1988, and the Trust Agreement dated as of April 1, 1988 between the State and the Trustee as the same has been and may be supplemented or amended in accordance with its terms (collectively, the "Trust Agreement"), to provide moneys for the purposes of the State's Facilities Establishment Fund, including transfers from those Funds authorized by the General Bond Order, to fund reserves and for other Authorized Purposes as provided for in the Act, all relating to providing capital facilities and improvements for industry, commerce, research and distribution under the State's economic development financing program provided for in the Act. As provided in and subject to the Trust Agreement, the Bonds may be issued from time to time in one or more series, in various principal amounts, with different maturities and interest rates, and may otherwise vary. The aggregate principal amount of Bonds that may be issued under the Trust Agreement is not limited except as provided in the Trust Agreement and as is or may hereafter be provided by law or a Series Bond Order, and all Bonds will be equally and ratably secured by the pledges and covenants made therein except as it otherwise expressly provides or permits.

         Reference is made to the Trust Agreement for a more complete description of the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the State, the Trustee, the Bond Registrar, the Authenticating Agent and the owners, and the terms and conditions upon which the Bonds are issued and secured. Each owner, by the acceptance hereof, assents to all of the provisions of the Trust Agreement.

         This Series 1993-5 Bond is one of a series of the Bonds (the "Series 1993-5 Bonds"), in the aggregate principal amount of $8,100,000, specifically authorized by and issued pursuant to Series Bond Order No. R5-93 issued by the Treasurer on September I , 1993, and the Trust Agreement, including the Thirty-Eighth Supplemental Trust Agreement dated as of September 1, 1993, for the purpose of providing funds for the acquisition of real property located in Jackson, Ohio and the construction thereon of certain improvements and paying the costs of issuance of the Series 1993-5 Bonds. The Project will be leased to Foremost Mgmt., Inc., an Ohio corporation, (the "Company"), pursuant to a Lease, dated as of September 21, 1993 (the "Financing Agreement"), between the Director of Development of the State of Ohio and the Company.

         The Series 1993-5 Bonds are issuable only as fully registered bonds in the denominations of $100,000 and any integral multiple of $5,000 in excess thereof. This Bond is transferable, and is exchangeable for Series 1993-5 Bonds of authorized denominations in equal aggregate principal amounts, at the principal corporate trust office of the Trustee, by the owner in person or by attorney authorized in writing, upon presentation and surrender hereof to such office, all subject to the terms, limitations and conditions provided in the Trust Agreement. The Trustee and Authenticating Agent are not required to transfer or exchange (i) any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of that mailing, or (ii) any Bonds so selected for redemption (in whole or in part) within the next succeeding 90 days. The Trustee shall not record any transfer of this Series 1993-5 Bond nor authenticate or deliver any Series 1993-5 Bond to a transferee unless and until the Treasurer has directed the Trustee, in writing, to record such transfer and deliver such Series 1993-5 Bond. Any such written direction from the Treasurer to the Trustee shall be accompanied by an opinion of legal counsel satisfactory to the Treasurer, as indicated in such written direction, addressed to the Treasurer and the Trustee, to the effect that such transfer is in compliance with all applicable federal and state securities laws. Such legal opinion shall be furnished at the expense of the transferor of the Series 1993-5 Bond.

         The Series 1993-5 Bonds are subject to redemption at the option of the State, but if the Company is not in default under the Financing Agreement, only at the direction of the Company, prior to maturity on any Interest Payment Date after September 1, 1993, in whole at a redemption price equal to the sum of the principal amount of Series 1993-5 Bonds redeemed plus the Yield-Maintenance Premium plus accrued interest to the redemption date.

         "Called Principal" means, with respect to any Series 1993-5 Bond, the principal of such Series 1993-5 Bond that is to be redeemed at the option of the State.

         "Yield-Maintenance Premium" shall mean, with respect to any Series 1993-5 Bond, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Series 1993-5 Bond over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. If the State and the owner of any Series 1993-5 Bond shall, prior to the Settlement Date, designate in writing a lesser premium from that calculated as set forth in the preceding sentence, the premium so designated shall be payable on the Settlement Date in lieu of the Yield-Maintenance Premium as described in the preceding sentence with respect to such Series 1993-5 Bond.

         "Discounted Value" means, with respect to the Called Principal of any Series 1993-5 Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to the Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a quarterly basis) equal to the Reinvestment Yield with respect to such Called Principal.

         "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Series 1993-5 Bond, all payments of such principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "Settlement Date" means with respect to the Called Principal of any Series 1993-5 Bond, the date on which such Called Principal is to be redeemed at the option of the State.

         "Reinvestment Yield" shall mean, with respect to the Called Principal of any Series 1993- 5 Bond, the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest date for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

         "Remaining Average Life" shall mean, with respect to the Called Principal of any Series 1993-5 Bond, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into
(ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         The Series 1993-5 Bonds are subject to mandatory redemption by the State at a redemption price equal to 100% of the principal amount redeemed plus accrued interest to the date of redemption on the dates and in the principal amounts set forth below:

               Date                                       Amount
               ----                                       ------
         September 1, 1994                              $45,000.00
         December 1, 1994                               $45,000.00
         March 1, 1995                                  $50,000.00
         June 1, 1995                                   $50,000.00
         September 1, 1995                              $50,000.00
         December 1, 1995                               $50,000.00
         March 1, 1996                                  $50,000.00
         June 1, 1996                                   $55,000.00
         September 1, 1996                              $55,000.00
         December 1, 1996                               $55,000.00
         March 1, 1997                                  $55,000.00
         June 1, 1997                                   $60,000.00
         September 1, 1997                              $60,000.00
         December 1, 1997                               $60,000.00
         March 1, 1998                                  $60,000.00
         June 1, 1998                                   $60,000.00
         September 1, 1998                              $65,000.00
         December 1, 1998                               $65,000.00
         March 1, 1999                                  $65,000.00
         June 1, 1999                                   $65,000.00
         September 1, 1999                              $70,000.00
         December 1, 1999                               $70,000.00
         March 1, 2000                                  $70,000.00
         June 1, 2000                                   $75,000.00
         September 1, 2000                              $75,000.00
         December 1, 2000                               $75,000.00
         March 1, 2001                                  $80,000.00
         June 1, 2001                                   $80,000.00
         September 1, 2001                              $80,000.00

         December 1, 2001                               $80,000.00
         March 1, 2002                                  $85,000.00
         June 1, 2002                                   $85,000.00
         September 1, 2002                              $85,000.00
         December 1, 2002                               $90,000.00
         March 1, 2003                                  $90,000.00
         June 1, 2003                                   $95,000.00
         September 1, 2003                              $95,000.00
         December 1, 2003                               $95,000.00
         March 1, 2004                                 $100,000.00
         June 1, 2004                                  $100,000.00
         September 1, 2004                             $100,000.00
         December 1, 2004                              $105,000.00
         March 1, 2005                                 $105,000.00
         June 1, 2005                                  $110.000.00
         September 1, 2005                             $110,000.00
         December 1, 2005                              $115,000.00
         March 1, 2006                                 $115,000.00
         June 1, 2006                                  $115,000.00
         September 1, 2006                             $120,000.00
         December 1, 2006                              $120,000.00
         March 1, 2007                                 $125,000.00
         June 1, 2007                                  $125,000.00
         September 1, 2007                             $130,000.00
         December 1, 2007                              $130,000.00
         March 1, 2008                                 $135,000.00
         June 1, 2008                                 $1315,000.00
         September 1, 2008                             $140,000.00
         December 1, 2008                              $145,000.00
         March 1, 2009                                 $145,000.00
         June 1, 2009                                  $150,000.00
         September 1, 2009                             $150,000.00
         December 1, 2009                              $155,000.00
         March 1, 2010                                 $160,000.00
         June 1, 2010                                  $160,000.00
         September 1, 2010                             $165,000.00
         December 1, 2010                              $170,000.00
         March.1, 2011                                 $170,000.00
         June 1, 2011                                  $175,000.00
         September 1, 2011                             $180,000.00
         December 1, 2011                              $180,000.00
         March 1, 2012                                 $185,000.00
         June 1, 2012                                  $190,000.00

         September 1, 2012                             $190,000.00
         December 1, 2012                              $195,000.00
         March 1, 2013                                 $200,000.00

Unless otherwise retired prior to maturity, the remaining principal amount of Series 1993-5 Bonds ($205,000.00), will be payable at their maturity on June 1, 2013.

         If fewer than all Series 1993-5 Bonds are to be redeemed at one time, the selection of the Series 1993-5 Bonds (including portions thereof) to be called for redemption shall be made in the manner provided in Section 3.03 of the Trust Agreement, provided that any such redemption shall be made pro rata among the holders of the outstanding Series 1993-5 Bonds, based on the principal amount of outstanding Series 1993-5 Bonds held by each holder; provided, that the principal amount to be redeemed from each such holder shall be rounded, in a manner that the Trustee considers fair and appropriate, to the nearest whole multiple of $5,000. Optional and mandatory redemption will be exercised by notice mailed by the Trustee at least 30 days prior to the redemption date to the owner, as shown on the Register on the 15th day preceding, the mailing, of each Series 1993-5 Bond subject to redemption in whole or part at the owner's address then shown thereon. If Series 1993-5 Bonds or portions of Series 1993-5 Bonds are called for redemption and if on that redemption date moneys for the redemption thereof are held in an appropriate fund or account so as to be available therefor, then from and after that redemption date those Series 1993-5 Bonds or portions of Series 19935 Bonds shall cease to bear interest and shall cease to be secured by and shall not be deemed to be outstanding under the Trust Agreement.

         The owners of the Series 1993-5 Bonds and other Bonds issued under the Trust Agreement will not be entitled to enforce the provisions of, or to institute, appear in or defend any suit, action or proceeding to enforce any rights, remedies or covenants granted or contained in, or to take any action with respect to any event of default under, the Trust Agreement, except as provided in the Trust Agreement.

         The Trust Agreement permits certain amendments to the Trust Agreement to be made without the consent of or notice to the owners, and other amendments to be made with the consent of the owners of a majority in aggregate principal amount of the Bonds then outstanding to be affected thereby.

         This Series 1993-5 Bond shall not constitute the personal obligation of the Treasurer of State.

         The State does not represent or intend that interest on the Series 1993-5 Bonds will be excluded from gross income for purposes of federal income taxation.

         This Series 1993-5 Bond shall not be entitled to any security or benefit under the Trust Agreement or become valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed.

         It is hereby certified and recited that all acts and conditions necessary to be done or to happen or exist precedent to and in the issuance of the Series 1993-5 Bonds in order to make them legal, valid and binding special obligations of the State, in accordance with their terms, and in the execution and delivery of the Trust Agreement and Thirty-Eighth Supplemental Trust Agreement described herein, have been done and happened or exist as required by law; that payment in full for the Series 1993-5 Bonds has been received; and that the Series 1993-5 Bonds do not exceed or violate any constitutional or statutory limitation.

         IN WITNESS WHEREOF, the State of Ohio, under the authority described in this Series 1993-5 Bond, has caused this Series 1993-5 Bond to be executed by the facsimile signature of the Treasurer of State of the State of Ohio, and a facsimile of the Great Seal of the State of Ohio to be affixed hereon, as of the Dated Date stated above.



                                           --------------------------------
                                           Treasurer of State

                                                               [Great Seal]

                          CERTIFICATE OF AUTHENTICATION

         This Series 1993-5 Bond is one of the Series 1993-5 Bonds issued under the provisions of the within mentioned Trust Agreement and Thirty-Eighth Supplemental Trust Agreement.

                                            The Provident Bank, as Trustee


                                            By
                                              -----------------------------
                                                 Authorized Officer

Date of Registration and
Authentication:  ____________________________


                              [Form of Assignment]

         For value received, the undersigned sells, assigns and transfers unto _________________ the within Series 1993-5 Bond and irrevocably constitutes and appoints _________________ attorney to transfer this Bond on the Register, with full power of substitution in the premises.

Dated:

--------------------------

Signature Guaranteed:

--------------------------

Notice: The assignor's signature to this assignment must correspond exactly with the name as it appears on the face of this Bond.

         WHEREAS, the State has, or will have, in all respects complied with the provisions of the Trust Agreement so as to be entitled to execute and to have authenticated and delivered the Series 1993-5 Bonds.

         WHEREAS, pursuant to Section 4 of the General Bond Order and the applicable provisions of Article VIII of the Trust Agreement, the State desires by this Supplement Number 38 and the Series Bond Order above to provide for the issuance pursuant to the Trust Agreement of the Series 1993-5 Bonds;

         NOW, THEREFORE, THIS THIRTY-EIGHTH SUPPLEMENTAL TRUST AGREEMENT, WITNESSETH that in order to secure the payment of the principal of and interest on the Series 1993-5 Bonds according to their true intent and meaning, and to secure the performance and observance of all covenants and conditions therein, herein, and in the Trust Agreement contained, and for and in consideration of the premises and of the purchase and acceptance of the Series 1993-5 Bonds by the holders thereof from time to time, and the acceptance by the Trustee of the further trust hereby created, and for other good and valuable consideration, the receipt of which is acknowledged, the State has executed and delivered this Supplement Number 38.

         IN TRUST, NEVERTHELESS, upon the terms and trusts in the Trust Agreement and this Supplement Number 38 set forth for the security of all present and future holders of the Bonds issued or to be issued under and secured by the Trust Agreement, without priority of any one Bond over any other by reason of series designation, form, number, date of authorization, issuance, sale, execution or delivery, or date of the Bond or of maturity, except as may be otherwise permitted by the Trust Agreement.

         Section 1. Incorporation of Order. The terms and provisions of the Series Bond Order No. R5-93 as set forth above, constitute part of this Supplement Number 38 as if those terms and provisions were here set forth.

         Section 2. Form, Execution, Authentication and Delivery. The Series 1993-5 Bonds shall be executed, authenticated and delivered as provided herein and in the Trust Agreement, and in the Series 1993-5 Bonds, and the certificate of authentication to be endorsed thereon shall be substantially in the form provided herein with any necessary modifications to conform hereto.

         Section 3. Transfer, Exchange and Registration. The Series 1993-5 Bonds are subject to all the terms and conditions of the Trust Agreement relating to transfer, exchange and registration; provided, however, that the Trustee, in its capacity as Bond Registrar, shall not record any transfer of a Series 1993-5 Bond on the Register for such Bonds nor authenticate or deliver any Series 1993-5 Bond to a transferee unless and until the Treasurer has directed the Trustee, in writing, to record such transfer and deliver such Series 1993-5 Bond. Any such written direction from the Treasurer to the Trustee shall be accompanied by an opinion of legal counsel satisfactory to the Treasurer, as indicated in such written direction, addressed to the

Treasurer and the Trustee, to the effect that such transfer is in compliance with all applicable federal and state securities laws. Such legal opinion shall be furnished at the expense of the transferor of the Series 1993-5 Bond.

         Section 4. Proceeds of Sale. The proceeds from the sale of the Series 1993-5 Bonds shall be applied as provided in Series Bond Order No. R5-93.

         Section 5. Concerning the Trustee. The Trustee accepts the trusts herein declared and provided and agrees to perform the same upon the terms and conditions in the Trust Agreement and in this Supplement Number 38.

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement Number 38 or the due execution thereof by the State, or for or in respect of the recitals herein contained, all of which recitals are made by the State solely.

         IN WITNESS WHEREOF, the State has caused this Thirty-Eighth Supplemental Trust Agreement to be executed by its duly authorized Treasurer of State, and The Provident Bank, Cincinnati, Ohio, as Trustee, in token of its acceptance of the trusts created hereunder, has caused this Thirty-Eighth Supplemental Trust Agreement to be executed in its name, all as of the date first written above.

                                       STATE OF OHIO


                                       By: /s/ Mary Ellen Withrow
                                           ---------------------------
                                           Mary Ellen Withrow
                                           Treasurer of State


                                       THE PROVIDENT BANK, Trustee


                                       By: /s/Craig M. Mann
                                           ---------------------------
                                           Craig M. Mann, Vice President


                                       By: /s/Jacqueline M. Dever
                                           ---------------------------
                                           Jacqueline M. Dever, Trust Officer